Exhibit 10.26

Via Electronic Mail

July 16, 2013

David W. Hill

Vice President – Finance

Five9, Inc.

4000 Executive Parkway, Suite 400

San Ramon, CA, 94583

THIS IMPORTANT INFORMATION

IS A BINDING LEGAL AGREEMENT THAT

REQUIRES YOUR RESPONSE

-DO NOT DISCARD-

RE:	Letter Agreement Promissory Note to Pay Delinquent Federal Universal Service

Fund Contributions—Five9, Inc., Filer ID #829544 (Debtor)

Dear Mr. Hill:

The purpose of this Letter Agreement Promissory Note (Note) is for Five9, Inc. (Debtor) to acknowledge its debts and to confirm the terms and conditions under which Debtor promises to pay its delinquent Universal Service Fund (USF) contributions in installment payments under an Installment Payment Plan. Debtor certifies that the person signing is duly authorized and empowered to represent and bind Debtor, and to acknowledge Debtor’s legal obligation to pay the full amount of the delinquent debts and accrued interest and fees in accordance with the following terms:

•	For value received, Debtor promises to pay to the order of the Universal Service Administrative Company, the not-for-profit corporation designated as the administrator of the federal universal service program that is authorized to act on behalf of the Federal Communications Commission (“FCC” or “Commission”) with respect to the terms and conditions of the Promissory Note, the principal sum of FOUR MILLION SEVENTY-FIVE THOUSAND FORTY-NINE AND 92/100 DOLLARS ($4,075,049.92) (Principal Amount), together with accrued interest, computed at the annual rate of 12.75% per annum on the unpaid Principal Amount hereof, from the Effective Date of this Note, July 16, 2013, until the entire Principal Amount has been paid in full.

•	Debtor acknowledges and agrees that the Principal Amount is the current total of Debtor’s unpaid mandatory contributions to Universal Service Support plus accrued but unpaid interest and administrative charges, which is a debt owed to the United States as defined by 31 U.S.C. § 3701, and the DCIA,[1] and any amendments thereto.

[1]	Debt Collection Improvement Act of 1996, Pub. L. 104-134, 110 Stat. 1321, 1358 (Apr. 26, 1996).

Debtor’s Initials:

David W. Hill

Vice President – Finance

Five9, Inc.

July 16, 2013

•	Debtor agrees to remit, on or before July 16, 2013, an Administrative Fee of SEVEN THOUSAND AND 00/100 DOLLARS ($7,000.00).

•	Commencing on August 15, 2013, and continuing on the 15th day of each successive month, except that if said due date is not a Business Day, then payment is due and payable on the prior Business Day, Debtor shall make 42 monthly payments of principal and interest equal to ONE HUNDRED TWENTY THOUSAND SEVEN HUNDRED EIGHTY-FOUR AND 63/100 DOLLARS ($120,784.63) (Monthly Payment). The entire unpaid Principal Amount together with accrued and unpaid interest thereon, and all other remaining obligations of Debtor hereunder, if not sooner paid, shall be due and payable on January 13, 2017 (Maturity Date).

•	Prepayment and Partial Payment. Debtor may prepay all or any part of the Principal Amount without premium or penalty upon ten (10) days’ prior written notice to Universal Service Administrative Company (USAC) (Attn: USAC Manager of Financial Operations). Partial prepayments of a Monthly Payment shall not postpone or reduce regular payments to be made hereunder. All such prepayments shall be applied first to applicable accrued late charges, costs and expenses, administrative penalties or charges, second to applicable accrued and unpaid interest, and third to principal. In the event Debtor prepays all or a portion of the Principal Amount, interest shall be calculated on the Principal Amount remaining after such prepayment, and the interest portions of the payments thereafter required shall be reduced accordingly.

•	True-up Credits. In addition to the Debtor’s required Monthly Payment, in any month in which USAC determines that Debtor may be due a True-up Credit, USAC will first apply the Monthly Payment, and thereafter apply any True-up Credit to reduce the unpaid Principal Amount effective as of the due date of the payment of the invoice projecting the credit amount. Furthermore, Debtor acknowledges and agrees that any True-up Credit will not be applied to satisfy a Monthly Payment, and that any failure to make a Monthly Payment on or before the due date specified in this Note shall be an Event of Default.

•	All payments to be made hereunder, of principal, interest, costs, expenses, or other sums due, shall be made to the holder of this Note in Lawful Money of the United States of America in the following manner: Debtor’s Administrative Fee is due on or before July 16, 2013, for $7,000.00, and first installment payment of $120,784.63 is due on or before August 15, 2013. The Administrative Fee, first installment and all subsequent installment payments shall be remitted in one of the following ways:

Debtor’s Initials:

David W. Hill

Vice President – Finance

Five9, Inc.

July 16, 2013

•	U.S. Postal Service/Standard Mail for Payments to: Universal Service Administrative Company, P.O. Box 105056, Atlanta, GA 30348-5056;

•	Courier/Overnight Packages to: Bank of America c/o USAC, Lockbox 105056, 1075 Loop Road, Atlanta, GA 30337;

•	Wire Transfers: Bank Name: Bank of America, Location: 100 West 33rd Street, New York, NY 10001, Bank ABA Routing Number: 026009593, Bank Account Number: 5590045653, Account Type: DDA, Account Name: UNIVERSAL SERVICE ADMINISTRATIVE COMPANY; or

•	Via ACH CCD+ format to: ABA #071000039, Account #5590045653.

•	By signing this Note, Debtor certifies that it is not delinquent in any other payments to the United States (e.g., Telecommunications Relay Services Fund (TRS), North American Numbering Plan (NANP) contributions, and Local Number Portability (LNP) contributions, and/or fees or non-tax debts), and all other charges to the Federal USF and/or the FCC are current and paid as of the signature date of this Note and shall remain current and paid through duration of this Note.

•	Debtor certifies it has filed all required Telecommunication Reporting Worksheets (FCC Forms 499-Q and 499-A), that the reported information is accurate and correct, and it will file all subsequent Forms 499-Q and 499-A on or before their respective due dates.

•	Debtor agrees that an Event of Default shall occur upon any failure by Debtor (1) to pay (a) the full amount of any Installment Payment on or before the due date specified in this Note, (b) any USF contribution pursuant to 47 U.S.C. to the USAC due after the Effective Date of this Note, within two (2) Business Days after its due date, or (c) any additional discovered underpayment or financial obligation within 30 days of notice to Debtor, or (2) to fail to comply with any Commission rule pertaining to the accurate and timely filing of Telecommunication Reporting Worksheet and/or paying contributions and/or fees, e.g., but not limited to 47 C.F.R. 1.1154, 1.1157, 52.17, 52.32, 54.711, and 64.604, as may be amended.

In the Event of Default under this Note, the unpaid Principal Amount, plus all unpaid interest accrued thereon, together with any late fee(s) and or administrative charge(s), plus the costs of collection, litigation, and attorneys’ fees, shall become immediately due and payable, without notice, presentment, demand, protest, or notice of protest of any kind, all of which are waived by Debtor.

Debtor’s Initials:

David W. Hill

Vice President – Finance

Five9, Inc.

July 16, 2013

In the Event of Default under this Note, Debtor shall be responsible for any resulting interest and/or administrative charges (including collection costs) as permitted by the DCIA, other law and/or regulation, and/or the terms of this Note. Effective on the Date of an Event of Default and continuing until such Event of Default is cured to the satisfaction of the Commission, the unpaid Principal Amount, plus all unpaid interest accrued and unpaid administrative charges shall bear a Default Interest Rate of fourteen percent (14.0%) per annum, or such other higher rate as is authorized by law.

If you have any questions concerning the foregoing, you should contact Michael Lawrence, USAC Manager of Financial Operations, at 202-776-0200 (voice) or 202-776-0080 (facsimile transmission).

Sincerely,

/s/ Michelle Garber
Michelle Garber
Director of Financial Operations

(Signature Page Follows)

Debtor’s Initials:

David W. Hill

Vice President – Finance

Five9, Inc.

July 16, 2013

Signature Page and Debtor’s Agreement

to a Payment Extension Plan

I, an officer of Five9, Inc., Filer ID #829544, by signing below and affixing my initials to each page of this Note, certify that I am authorized to represent the above named Debtor, and that the Debtor understands and agrees to the terms of this Payment Extension Plan as set forth in this Letter Agreement Promissory Note with the Universal Service Administrative Company acting on behalf of the Federal Communications Commission.

I further certify that I have read the terms set forth in the Acknowledgment Letter provided on April 23, 2013, and I have provided USAC with all required documentation also as set forth in the Acknowledgement Letter including, but not limited to Financial Documentation (as described therein), copies of Debtor’s most current financial statements which, if unaudited, have been certified under penalty of perjury, and a completed Billing of Federal USF Certification. Finally, I certify that except as may be provided in attached supplemental Financial Documentation, there has been no material change to Debtor’s Financial Documentation previously provided.

Effective Date:	July 16, 2013

Signature:	/s/ David Hill
Printed Name:	David Hill
Title:	VP—Finance
Company:	Five9, Inc.
Address:	4000 Executive Parkway, Suite 400

San Ramon, CA 94583

Telephone Number:
Facsimile Number:

Debtor’s Initials: